Property, plant and equipment, net	12 Months Ended
Dec. 31, 2011
Property, plant and equipment, net
Property, plant and equipment, net

10.       Property, plant and equipment, net

Property, plant and equipment, net, consisted of the following:

	As of December 31,	As of December 31,
	2010	2011
	RMB	RMB
Buildings	520,359	888,541
Furniture, fixtures and office equipment	45,197	63,972
Motor vehicles	15,305	18,961
Machinery and equipment	2,427,277	3,831,912
Leasehold improvements	50,098	89,763
Total *	3,058,236	4,893,149
Less: accumulated depreciation	(562,836)	(1,036,207)
Subtotal	2,495,400	3,856,942
Construction-in-progress	675,321	1,242,266
Property, plant and equipment, net	3,170,721	5,099,208

* Includes impairments of long-lived assets for respective years as impairments are treated as permanent reductions in the carrying amounts of the assets.

As of December 31, 2011, the Group pledged its building with the net book value of RMB 109,815 to secure a long-term bank borrowing of RMB 130,000.

For the years ended December 31, 2009, 2010 and 2011, total interest capitalized was RMB 15,464, RMB 28,626 and RMB 50,912, respectively.

Depreciation expense was RMB 160,270, RMB 285,435 and RMB 475,278 for the years ended December 31, 2009, 2010 and 2011, respectively, and is recorded in manufacturing overhead, selling, general and administrative expenses, research and development expenses.

For the years ended December 31, 2009 and 2010, the Group wrote down the carrying value in the amount of RMB 18,010 and RMB 47,286 of certain machineries respectively. The expense that was recognized from these machineries which were idle or malfunctioned for a prolonged period is as a result of accelerated depreciation from revising their remaining estimated useful life.

The Group evaluates long-lived assets for impairment if events or changes in circumstances indicated that the carrying value of such assets may not be recoverable. Considering a rapid decrease in selling price of multi-crystalline wafers and inadequate utilization of machines, the Group determined a two step impairment analysis is required in the year ended December 31, 2011. In step one impairment analysis, the estimated future undiscounted net cash flows expected to be generated by the assets over their remaining estimated useful lives were based on certain assumptions, such as forecasts of future operating results, gross margin and expected future growth rates. The estimated undiscounted future cash flows generated by the equipment used to produce multi-crystalline wafers were less than their carrying value, which required the step two impairment test. In the step two impairment analysis, the Group estimated the fair value based on discounted cash flow analysis using market participants’ assumptions, such as forecasts of future operating results, discount rates commensurate with the risk involved, and expected future growth rates. The carrying value of the equipment was reduced to fair value based on the discounted cash flow analysis. This resulted in a pre-tax charge of RMB 303,068 recorded in the impairment loss on property, plant and equipment in the Consolidated Statements of Operations in 2011. Although assumptions used in estimates of future cash flows are management best estimates, such assumptions are, by nature, highly judgmental and may vary significantly from actual results.

During the year ended December 31, 2011, the Group acquired 100 percent of the shares of Silver Age Holdings Limited, to which Solar Silicon Valley is a 100% subsidiary, for a consideration of RMB 358,987 (see Note 3). After the acquisition, fair value of property, plant and equipment of Solar Silicon Valley amounting to RMB 189,092 was included on the consolidated financial statements.